Concentrations and risks	12 Months Ended
Dec. 31, 2025
Concentrations and risks
Concentrations and risks

Note 17 — Concentrations and risks

(a)Concentrations

Financial instruments that potentially expose the Group to concentrations of credit risk consist primarily of accounts receivable. The Group conducts credit evaluations of its customers, and generally does not require collateral or other security from them. The Group evaluates its collection experience and long outstanding balances to determine the need for an allowance for credit loss. The Group conducts periodic reviews of the financial condition and payment practices of its customers to minimize collection risk on accounts receivable.

The following table sets forth a summary of single customers who represent 10% or more of the Group’s total revenue:

	For the years ended December 31,
	2023		2024	2025	2025
	RMB		RMB	RMB	US$
Amount of the Group’s revenue
Customer A	6,227,547	(1)	6,335,377	6,361,651	909,314
Customer B	4,567,925		5,567,642	2,838,774	405,765
Customer C	2,728,962		3,876,263	4,916,885	702,804
(1)	The amount represented the revenue we generated from a related party, New Visions, from January 1, 2023 to December 31, 2023.

Note 17 — Concentrations and risks (continued)

(a)Concentrations (continued)

The following table sets forth a summary of single customers who represent 10% or more of the Group’s total accounts receivable:

	As of		As of	As of
	December 31,		December 31,	December 31,
	2024		2025	2025
	RMB		RMB	US$
Amount of the Group’s accounts receivable
Customer A	4,113,500		1,191,850	170,359
Customer B	5,201,700		—	—
Customer C	—		4,843,602	692,329
Customer D	N/A	(2)	850,000	121,496
(2)	Accounts receivable due from the relevant customer were less than 10% of the Group’s total accounts receivable as of December 31, 2024.

(b)Credit risk

Credit risk is the potential financial loss to the Group resulting from the failure of a customer or a counterparty to settle its financial and contractual obligations to the Group, as and when they fall due. As the Group does not hold any collateral, the maximum exposure to credit risk is the carrying amounts of accounts and other receivables (excluding prepayments) and cash and cash equivalents presented on the consolidated balance sheets. The Group has no other financial assets that carry significant exposure to credit risk.

(c)Interest rate risk

Interest rate risk is the risk that the fair value or future cash flows of a financial instrument will fluctuate because of changes in market interest rates. The Group’s interest rate risk arises primarily from loans. Loans issued at variable rates and fixed rates expose the Group to cash flow interest rate risk and fair value interest rate risk, respectively.

(d)Liquidity risk

Liquidity risk is the risk that the Group will encounter difficulty in meeting the obligations associated with its financial liabilities that are settled by delivering cash or another financial asset. The Group’s approach to managing liquidity is to ensure, as far as possible, that it will always have sufficient liquidity to meet its liabilities when due, under both normal and stressed conditions, without incurring unacceptable losses or risking damage to the Group’s reputation.

Typically, the Group ensures that it has sufficient cash on demand to meet expected operational expenses for a period of 90 days, including the servicing of financial obligations; this excludes the potential impact of extreme circumstances that cannot reasonably be predicted, such as natural disasters.